UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.01 REGULATION FD DISCLOSURE

Pursuant to Regulation FD, the Registrant disseminated the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and which information is incorporated into this Item 7.01 by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.
(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	April 11, 2008
Jonathan R. Read

/s/ Harold Sciotto	Secretary	April 11, 2008
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	April 11, 2008
Barry S. Baer

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